AMCOL INTERNATIONAL CORPORATION
                                 1993 STOCK PLAN
                            (As Amended and Restated
                               as of May 9, 1995)

1.    Preamble

          American Colloid Company, now known as AMCOL International Corporation, previously established the American Colloid Company 1993 Stock Plan. The following is an amendment and restatement of the Plan. The Plan is established as a means whereby the Company may, through awards of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Code, (ii) stock appreciation rights ("SARs"), (iii) nonqualified stock options ("NSOs"), (iv) restricted stock ("Restricted Stock"), and (v) phantom stock ("Phantom Stock"):

          (a) provide key employees who have substantial responsibility for the direction and management of the Company with additional incentive to promote the success of the Company's business;

          (b) encourage  such  employees to remain in the employ of the Company;
and

          (c) enable such employees to acquire proprietary interests in the Company.

          The provisions of this Plan do not apply to or affect any option, stock, stock appreciation right, restricted stock or phantom stock heretofore or hereafter granted under any other stock plan of the Company, and all such options, stock, stock appreciation right, restricted stock or phantom stock continue to be governed by and subject to the applicable provisions of the plan under which they were granted.

2.    Definitions

      2.01 "Award" means the grant of Options, SARs, Phantom Stock and/or Restricted Stock to a Participant.

      2.02 "Award Date" means the date upon which an Option, SAR, Restricted Stock or Phantom Stock is awarded to a Participant under the Plan.

      2.03 "Board" or "Board of Directors" means the board of directors of the Company.

      2.04 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

      2.05 "Committee" means two or more individuals selected by the Board of Directors. Each member of the Committee shall not have at any time within one year prior thereto, or at any time during such member's term of service on the
Committee, received or been eligible to receive any stock options, stock appreciation rights, phantom stock or allocations of any equity securities under the Plan or any other plan maintained by the Company or any of its affiliates, except as permitted pursuant to the provisions of Rule 16b-3(c)(2)(i) of the Securities and Exchange Commission or any successor rule thereof. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

      2.06 "Common Stock" means the common stock of the Company, par value $.01 per share.

      2.07  "Company"  means  AMCOL   International   Corporation,   a  Delaware
corporation, and any successor thereto.

      2.08 "Exchange Act" shall mean the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

      2.09 "Fair Market Value" means the closing sale price for Common Stock as of the close of business on that day (as reported by the NASDAQ System).

      2.10 "ISO" means incentive stock options within the meaning of Section 422 of the Code.

      2.11 "NSO" means nonqualified stock options, which are not intended to qualify under Section 422 of the Code.

      2.12 "Option" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

      2.13 "Option Price" means the price per share of Common Stock at which an Option may be exercised.

      2.14 "Participant" means an individual to whom an Award has been granted under the Plan.

      2.15 "Phantom Stock" means hypothetical shares of Common Stock issued as phantom stock under the Plan.

      2.16 "Plan" means the AMCOL International Corporation 1993 Stock Plan, as set forth herein and from time to time amended.

      2.17 "Restricted Stock" means Common Stock awarded to a Participant pursuant to this Plan and subject to the restrictions contained in Section 9 of the Plan.

      2.18 "SAR" means a stock appreciation right issued pursuant to Section 8 of the Plan.

      2.19  Rules of Construction

      2.19.1 Governing Law. The construction and operation of this Plan are governed by the laws of the State of Illinois.

      2.19.2 Undefined Terms. Unless the context requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

      2.19.3 Headings. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

      2.19.4 Conformity with Section 422. The ISOs issued under this Plan are intended to qualify as incentive stock options described in Section 422 of the Code and all provisions of the Plan relating to the ISOs shall beconstrued in conformity with this intention. The NSOs issued under this Plan are not intended to qualify as incentive stock options described in Section 422 of the Code and all provisions of the Plan relating to the NSOs shall be construed in conformity with this intention.

      2.19.5 Gender. Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons or objects of any gender.

      2.19.6 Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

      2.19.7 Severability. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.    Stock Subject to the Plan

      Except as otherwise provided in Section 13, the aggregate number of shares of Common Stock that may be issued under Options or as Restricted Stock through this Plan may not exceed Four Hundred and Twenty Thousand (420,000) shares. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any Awards of Options and Restricted Stock hereunder shall terminate or expire, as to any number of shares, new Options, and Restricted Stock may thereafter be awarded with respect to such shares.

4.    Administration

      The Plan is administered by the Committee. In addition to any other powers set forth in this Plan, the Committee has the following powers:

            (a)   to construe and interpret the Plan;

            (b)   to  establish,   amend  and  rescind   appropriate  rules  and
                  regulations  relating to the Plan;

            (c) subject to the express provisions of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the number of Options, Restricted Stock, Phantom Stock and/or SARs to be subject to each Award, the vesting schedule and the Option Price, payment terms, payment method, and expiration date applicable to each Award;

            (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards;

            (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable;

            (f) to determine the form in which payment of a SAR or a Phantom Stock Award granted hereunder will be made (i.e., cash, Common Stock or a combination thereof) or to approve a Participant's election to receive cash in whole or in part in settlement of the SAR or Phantom Stock Award; and

            (g) to determine the form in which tax withholding under Section 16 of this Plan will be made (i.e., cash, Common Stock or a combination thereof).

5.    Eligible Employees

      Subject to the provisions of the Plan, the Committee shall from time to time select those key employees of the Company and any subsidiary or affiliate of the Company who shall be designated as Participants and the number, if any, of ISOs, SARs, Restricted Stock, Phantom Stock and NSOs, or any combination thereof, to be awarded to each such Participant; provided, however, that no ISOs, or SARs granted with respect to ISOs, shall be awarded under the Plan after the expiration of the period of ten years from the date this Plan is adopted by the Board.

6.    Terms and Conditions of Incentive Stock Options

      Each ISO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

            (a)   Option Period.  Each ISO will expire as of the earliest of:

                (i) the date on which it is forfeited under the provisions of Section 12;

                (ii)  ten years (or five years as specified in paragraph
(d) below) from the Award Date;

                (iii) three (3) months after the Participant's termination of employment with the Company and its parent and subsidiaries for any reason other than death;

                (iv)  twelve (12) months after the Participant's death; or

                (v) any other date (within the limits of the Code) specified by the Committee when the ISO is granted.

            (b) Option Price. Subject to the provisions of paragraph (d) below, the Option Price shall be determined by the Committee at the time an ISO is granted, and shall not be less than the Fair Market Value of the Common Stock on the Award Date.

            (c) Other Option Provisions. The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under Code Section 422 and related Treasury regulations.

            (d) Awards to Certain Stockholders. Notwithstanding paragraphs (a) and (b) above, if an ISO is granted to a Participant who, immediately before the grant of the ISO, owns stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise period specified in the option agreement for which the ISO thereunder is granted shall not exceed five years from the Award Date, and the Option Price shall be at least 110 percent of the Fair Market Value (as of the Award Date) of the stock subject to the ISO.

7.    Terms and Conditions of Nonqualified Stock Options

      Each NSO agreement, in such form as is approved by the Committee, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

            (a)   Option Period.  Each NSO will expire as of the earliest of:

             (i) the date on which it is forfeited under the provisions of Section 12;

             (ii) three (3) months after the Participant's termination of employment with the Company and its parent and subsidiaries for any reason other than death;

             (iii)     twelve (12) months after the Participant's death; or

             (iv) any other date specified by the Committee when the NSO is granted.

            (b) Option Price. At the time granted, the Board of Directors will fix the Option Price, which will be no less than eighty-five percent (85%) of the Fair Market Value of the shares subject to the NSO on the Award Date.

            (c) Other Option Provisions. The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

8.    Terms and Conditions of Stock Appreciation Rights

      The Committee may, in its discretion, grant an SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, and may relate to and be associated with all or any part of a specific ISO or NSO. An SAR shall entitle the Participant to whom it is granted the right, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his SAR and, if applicable, the related ISO or NSO, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the Fair Market Value of the Common Stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share Option Price under such ISO or NSO on the Award Date, and (ii) the number of shares of Common Stock subject to such SAR, and, if applicable, the related ISO or NSO or portion thereof which is surrendered.

      An SAR granted in conjunction with an ISO or NSO shall terminate on the same date as the related ISO or NSO and shall be exercisable only if the Fair Market Value of a share of Common Stock exceeds the Option Price for the related ISO or NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable. The Committee may at the time of granting any SAR add such additional conditions and limitations to the SAR as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such SAR. If a Participant is subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such SAR which, in its discretion, the Committee deems necessary or desirable to comply with such Section 16(a) or Section 16(b) and the rules and regulations issued thereunder, or to obtain any exemption therefrom. Any ISO or NSO or portion thereof which is surrendered with an SAR shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

9.    Terms and Conditions of Restricted Stock Awards

      All shares of Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

            (a) Restricted Period. Shares of Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered before they vest. Subject to the provisions of paragraphs (b) and (d) below and any other restrictions imposed by law, any shares of Restricted Stock that vest will be transferred, subject only to the restrictions set forth in
Section 20, to the Participant or, in the event of his death, to the beneficiary or beneficiaries designated by writing filed by the Participant with the Committee for such purpose or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the thirty-day period after they vest.

            (b) Forfeitures. A Participant shall forfeit all unpaid accumulated dividends and all shares of Restricted Stock which have not vested prior to the date that his employment with the Company is terminated for any reason.

            (c) Certificates Deposited With Company. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in the AMCOL International Corporation 1993 Stock Plan and an Agreement entered into between the registered owner and AMCOL International Corporation. Copies of such Plan and Agreement are on file at the principal office of AMCOL International Corporation."

            (d) Stockholder Rights. Subject to the foregoing restrictions, each Participant shall have all the rights of a stockholder with respect to his shares of Restricted Stock including, but not limited to, the right to vote and to receive dividends on such shares.

10.   Terms and Conditions of Phantom Stock

      The Committee may, in its discretion, award Phantom Stock to any Participant under the Plan. Each Award of Phantom Stock shall be evidenced by an agreement between the Company and the Participant. An Award of Phantom Stock shall entitle the Participant to whom it is awarded the right to elect, so long as such Phantom Stock is vested and subject to such limitations as the Committee shall have imposed, to surrender any then vested portion of the Phantom Stock, in whole or in part, and receive from the Company in exchange for the Fair Market Value of the Common Stock to which the surrendered Phantom Stock relates, payable either in cash or in shares of Common Stock as the Committee may determine. The Committee may at the time of awarding any Phantom Stock add such additional conditions and limitations to the Phantom Stock as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the Phantom Stock may be surrendered, and the maximum amount of appreciation to be recognized with regard to such Phantom Stock.

11.   Manner of Exercise of Options

      To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Committee may permit the Option Price to be paid in cash or shares of Common Stock held by the Participant having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price. The Committee may also permit the Option Price to be paid by any other method permitted by law, including by delivery to the Committee from the Participant of an election directing the Company to withhold the number of shares of Common Stock from the Common Stock otherwise due upon exercise of the Option having an aggregate Fair Market Value on that date equal to the Option Price. If a Participant pays the Option Price with shares of Common Stock which were received by the Participant upon exercise of one or more ISOs, and such Common Stock has not been held by the Participant for at least the greater of:

            (a)   two years from the date the ISOs were granted or

            (b) one year after the transfer of the shares of Common Stock to the Participant, the use of the shares shall constitute a disqualifying disposition and the ISO underlying the shares used to pay the Option Price shall no longer satisfy all of the requirements of Code Section 422.

12.   Vesting

      A Participant may not exercise an Option or surrender Phantom Stock or an SAR until it has become vested. Similarly, no share of Restricted Stock may be sold, transferred, reassigned, pledged or otherwise encumbered or disposed of until it is vested. The portion of an Award of Options, SARs, Restricted Stock and/or Phantom Stock that is vested depends upon the period that has elapsed since the Award Date. The following schedule applies to any Award of Options, SARs, Restricted Stock and Phantom Stock under this Plan unless the Committee establishes a different vesting schedule on the Award Date:

      Number of Years Since Award Date          Vested Percentage
      Fewer than two........................................    None
      Two but fewer than three .............................     40%
      Three but fewer than four.............................     60%
      Four but fewer than five..............................     80%
      Five or more..........................................    100%

      Notwithstanding anything herein to the contrary, however, all Awards will become vested and exercisable upon the effective date of a "change in control" and will remain exercisable during the thirty (30) days following the effective date of the change in control. As used in this paragraph, the term "change in control" means the change in the legal or beneficial ownership of fifty-one percent (51%) of the outstanding shares of Common Stock of the Company within a six-month period, other than by death or operation of law, or the sale of ninety percent (90%) or more of the assets of the Company.

      Regardless of the period elapsed since the Award Date, a Participant's Awards become fully vested if his employment with the Company and its parent and subsidiaries terminates for any of the following reasons:

            (a)   retirement on or after his sixty-fifth (65th) birthday;

            (b) retirement on or after his fifty-fifth (55th) birthday with consent of the Company;

            (c) retirement at any age on account of total and permanent disability as determined by the Company; or

            (d)   death.

      If a Participant terminates employment with the Company for any reason, he forfeits any Awards that are not yet vested. A transfer from the Company to a subsidiary or affiliate, or vice versa, is not a termination of employment for purposes of this Plan.

13.   Adjustments to Reflect Changes in Capital Structure

      If there is any change in the corporate structure or shares of the Company, the Committee may make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 13, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, separation, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

14.   Nontransferability of Awards

      Awards under the Plan are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution. During a Participant's lifetime, his Options may be exercised only by him.

15.   Rights as Stockholder

      No Common Stock may be delivered upon the exercise of any Option until full payment has been made. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares.
16.   Withholding Tax

      The Company shall have the right to withhold in cash or shares of Common Stock with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

17.   No Right to Employment

      Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or its parent or subsidiaries, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

18.   Amendment of the Plan

      The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part and may, without limitation, adopt any amendment deemed necessary; provided, however, that (a) no change in any Award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent, (b) no amendment may extend the period in which a Participant may exercise an ISO beyond the period set forth in
Section 6(a)(ii), and (c) the Board of Directors may not, without approval by the holders of a majority of the shares of the Company present at a stockholders meeting, (i) change the aggregate number of shares that may be granted pursuant to Options and Restricted Stock granted under the Plan (except in accordance with the provisions of Section 13), (ii) change the class of eligible employees who may receive Awards under the Plan, (iii) adopt any amendment affecting the Option Price at which Options may be granted, or (iv) materially increase benefits accruing to Participants under the Plan.

19.   Stockholder Approval

      Operation of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted by the Board of Directors in accordance with Rule 16b-3(b) of the Exchange Act. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company present at the meeting or represented and entitled to vote thereon. If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such stockholders of the Company shall be solicited substantially in accordance with
Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under
Section 14(e) of the Exchange Act at the time such information is furnished.

      If such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company.

20.   Conditions Upon Issuance of Shares

      An Option shall not be exercisable, a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock shall not be awarded until such time as the Plan has been approved by the stockholders of the Company and unless the award of Restricted Stock, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the share of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the share of Common Stock is being purchased only for investment and without any present intention to sell or distribute such share if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

21.   Effective Date and Termination of Plan

      21.01 Effective Date. This Plan is effective as of the later of the date of its adoption by the Board of Directors, or the date it is approved by the stockholders of the Company, pursuant to Section 19.

      21.02 Termination of the Plan. The Board of Directors may terminate the Plan at any time with respect to any shares that are not then subject to Options or Restricted Stock. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards before termination.